   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 1996

                                     REGISTRATION. NOS. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

              THE CHASE MANHATTAN CORPORATION                                     CHASE CAPITAL I
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)                         CHASE CAPITAL II
                          DELAWARE                                               CHASE CAPITAL III
      (STATE OR OTHER JURISDICTION OF INCORPORATION OR        (EXACT NAME OF EACH REGISTRANT AS SPECIFIED IN ITS TRUST
                        ORGANIZATION)                                                AGREEMENT)
                         13-2624488                                                   DELAWARE
            (I.R.S. EMPLOYER IDENTIFICATION NO.)                   (STATE OR OTHER JURISDICTION OF INCORPORATION
         270 PARK AVENUE, NEW YORK, NEW YORK 10017                      OR ORGANIZATION OF EACH REGISTRANT)
                       (212) 270-6000                                                13-391850
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,                              13-391851
                    INCLUDING AREA CODE,                                             13-391852
        OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)
                                                                        C/O THE CHASE MANHATTAN CORPORATION
                                                                     270 PARK AVENUE, NEW YORK, NEW YORK 10017
                                                                                   (212) 270-6000
                                                                (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                                                                                INCLUDING AREA CODE,
                                                                 OF EACH REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------
                                ANTHONY J. HORAN
                              CORPORATE SECRETARY
                        THE CHASE MANHATTAN CORPORATION
                   270 PARK AVENUE, NEW YORK, NEW YORK 10017
                                 (212) 270-6000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                    OF AGENT FOR SERVICE OF EACH REGISTRANT)
                                WITH COPIES TO:

                        LEE MEYERSON                                             MARK J. WELSHIMER
                 SIMPSON THACHER & BARTLETT                                     SULLIVAN & CROMWELL
       425 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017                125 BROAD STREET, NEW YORK, NEW YORK 10004
                       (212) 455-2000                                              (212) 558-4000

                            ------------------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     From time to time after the Registration Statement becomes effective.
                            ------------------------
    If the only securities being registered on this Form are being offered pursuant to dividends or interest reinvestment plans, please check the
following box.   [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File Nos. 333-14959, 333-14959-01, 333-14955-02 and 333-14959-03

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                             PROPOSED            PROPOSED
               TITLE OF EACH CLASS OF                   AMOUNT TO BE     MAXIMUM OFFERING    MAXIMUM AGGREGATE      AMOUNT OF
             SECURITIES TO BE REGISTERED                 REGISTERED      PRICE PER UNIT(1)   OFFERING PRICE(1)   REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
Junior Subordinated Deferrable Interest Debentures of
  The Chase Manhattan Corporation(2).................       100,000            $100            $100,000,000         $30,303.03
----------------------------------------------------------------------------------------------------------------------------------
Preferred Securities of Chase Capital I, Chase
  Capital II, Chase Capital III......................    $100,000,000          $100            $100,000,000             NA
----------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Corporation Guarantee with
  respect to Preferred Securities(3)(4)..............         NA                NA                  NA                  NA
----------------------------------------------------------------------------------------------------------------------------------
Total................................................   $100,000,000(5)        100%           $100,000,000(5)       $30,303.03
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee.
(2) The Junior Subordinated Deferrable Interest Debentures will be purchased by Chase Capital I, Chase Capital II and Chase Capital III with the proceeds of the sale of the Preferred Securities.
(3) No separate consideration will be received for The Chase Manhattan Corporation Guarantee.
(4) This Registration Statement is deemed to cover the Junior Subordinated Deferrable Interest Debentures of The Chase Manhattan Corporation, the rights of holders of Junior Subordinated Deferrable Interest Debentures of The Chase Manhattan Corporation under the Indenture, the rights of holders of Preferred Securities of Chase Capital I, Chase Capital II and Chase Capital III under each Trust Agreement, the rights of holders of the Preferred Securities under the Guarantees, which, taken together, fully, irrevocably and unconditionally guarantee all of the respective obligations of Chase Capital I, Chase Capital II and Chase Capital III under the Preferred Securities.
(5) Such amount represents the principal amount of Junior Subordinated Deferrable Interest Debentures issued at their principal amount and the issue price rather than the principal amount of Junior Subordinated Deferrable Interest Debentures issued at an original issue discount. Such amount also represents the initial public offering price of the Chase Capital I, Chase Capital II and Chase Capital III Preferred Securities.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3, FILE NOS. 333-14959, 333-14959-01, 333-14959-02 AND 333-14959-03.

     The Chase Manhattan Corporation (the "Corporation") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File Nos. 333-14959, 333-14959-01, 333-14959-02 and 333-14959-03) declared effective on November 25, 1996 by the Securities and Exchange Commission (the "Commission").

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 26th day of November, 1996.

                                          THE CHASE MANHATTAN CORPORATION

                                          By:    /s/ Anthony J. Horan

                                          --------------------------------------
                                                   Corporate Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                             CAPACITY                       DATE
--------------------------------    -----------------------------------  -------------------
                        *           Chairman of the Board, Chief           November 26, 1996
                                      Executive Officer and Director
--------------------------------      (Principal Executive Officer)
       Walter V. Shipley
                        *           President, Chief Operating Officer     November 26, 1996
                                      and Director
--------------------------------
      Thomas G. Labrecque
                        *           Senior Vice Chairman of the Board      November 26, 1996
--------------------------------      and Director
        Edward D. Miller
                        *           Vice Chairman of the Board and         November 26, 1996
                                      Director
--------------------------------
    William B. Harrison, Jr.
                        *           Director                               November 26, 1996
--------------------------------
     Frank A. Bennack, Jr.
                        *           Director                               November 26, 1996
--------------------------------
      Susan V. Berresford
                        *           Director                               November 26, 1996
--------------------------------
        M. Anthony Burns
                        *           Director                               November 26, 1996
--------------------------------
       H. Laurance Fuller
                        *           Director                               November 26, 1996
--------------------------------
        Melvin R. Goodes

           SIGNATURE                             CAPACITY                       DATE
           ---------                             --------                       ----
               *                    Director                               November 26, 1996
--------------------------------
      William H. Gray III

                                    Director                               November 26, 1996
--------------------------------
        George V. Grune

               *                    Director                               November 26, 1996
--------------------------------
         Harold S. Hook

               *                    Director                               November 26, 1996
--------------------------------
        Helene L. Kaplan

               *                    Director                               November 26, 1996
--------------------------------
       J. Bruce Llewellyn

               *                    Director                               November 26, 1996
--------------------------------
      Edmund T. Pratt, Jr.

               *                    Director                               November 26, 1996
--------------------------------
        Henry B. Schacht

               *                    Director                               November 26, 1996
--------------------------------
        Andrew C. Sigler

               *                    Director                               November 26, 1996
--------------------------------
        John R. Stafford

               *                    Director                               November 26, 1996
--------------------------------
      Marina v.N. Whitman

               *                    Chief Financial Officer                November 26, 1996
--------------------------------      (Principal Financial Officer)
         Peter J. Tobin

               *                    Controller                             November 26, 1996
--------------------------------      (Principal Accounting Officer)
       Joseph L. Sclafani


---------------

* Anthony J. Horan hereby signs this Registration Statement on Form S-3 on November 26, 1996 on behalf of each of the indicated persons for whom he is attorney-in-fact pursuant to a power of attorney filed herein.

                                            By:    /s/  Anthony J. Horan
                                                -----------------------------
                                                       Anthony J. Horan
                                                     Corporate Secretary

     Pursuant to the requirements of the Securities Act of 1933, Chase Capital I certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of November, 1996.

                                          CHASE CAPITAL I

                                          By: The Chase Manhattan Corporation,
                                              as Depositor

                                          By: /s/ Peter J. Tobin

                                          --------------------------------------

     Pursuant to the requirements of the Securities Act of 1933, Chase Capital II certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of November, 1996.

                                          CHASE CAPITAL II

                                          By: The Chase Manhattan Corporation,
                                              as Depositor

                                          By: /s/ Peter J. Tobin

                                          --------------------------------------

     Pursuant to the requirements of the Securities Act of 1933, Chase Capital III certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of November, 1996.

                                          CHASE CAPITAL III

                                          By: The Chase Manhattan Corporation,
                                              as Depositor

                                          By: /s/ Peter J. Tobin

                                          --------------------------------------

  EXHIBIT
  -------
    5.1     Opinion of counsel as to legality of the Junior Subordinated Debentures and the
            Guarantees to be issued by the Corporation.
    5.2     Opinion of special Delaware counsel as to legality of the Preferred Securities.
   23.1     Consents of auditors.
   23.2     Consent of Counsel to the Corporation. (included in Exhibit 5.1).
   23.3     Consent of Special Delaware Counsel (included in Exhibit 5.2).